AMENDMENT NO. 3 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment"), dated as of July 30, 1998, is made among SAFETY COMPONENTS INTERNATIONAL, INC., a Delaware corporation (herein, together with its successors and assigns, the "Company" or a "Borrower"); PHOENIX AIRBAG GmbH & CO. K.G., a company organized under the laws of the Federal Republic of Germany (herein, together with its successors and assigns, the "German Borrower" or a "Borrower"), AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL LIMITED, a company organized under the laws of the United Kingdom (herein, together with its successors and assigns, the "British Borrower" or a "Borrower"); and KEYBANK NATIONAL ASSOCIATION, a national banking association, as administrative agent (the "Administrative Agent") for the Lenders under the Credit Agreement (hereafter defined):


         PRELIMINARY STATEMENTS:

         (1) The Borrowers, the Lenders named therein, and the Administrative Agent entered into the Credit Agreement, dated as of May 21, 1997, as amended by Amendment No. 1 thereto, dated as of June 2, 1997, and Amendment No. 2 thereto, dated as of July 15, 1997 (as so amended and in effect immediately prior to the effective date of this Amendment, the "Credit Agreement"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) The Borrowers, such Administrative Agent and the Lenders party hereto desire to amend certain of the terms and provisions of the Credit Agreement, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         SECTION 1.        AMENDMENTS TO CREDIT AGREEMENT.

         1.1. Annex II. Effective on the Effective Date (as defined below), Annex II to the Credit Agreement is amended by the deletion of the information regarding Valentec International Corporation and the addition of the following information:





   Name of                  Type of                   Jurisdiction Where       Percentage of Outstanding Stock
  Subsidiary              Organization                    Organized            or ther Equity Interests Owned
  ----------              ------------                ------------------       (Indicating hether owned by the
                                                                               Borrower or a specified Subsidiary)
                                                                               -----------------------------------
CSSC, Inc.                corporation                      Arizona                     100% by the Company
Valentec International    limited liability company        Delaware                    100% by the Company
Corporation, LLC


         1.2. Capital Expenditures. Effective on the Effective Date, section 9.9 of the Credit Agreement is amended in its entirety as follows:

                  9.9 Capital  Expenditures.  The Company will not, and will not
permit  any  of  its  Subsidiaries  to,  make  or  incur  Consolidated   Capital
Expenditures during the Company's fiscal year ended March 28,

1998 in an aggregate amount in excess of $14,200,000, and during any fiscal year of the Company thereafter in an aggregate amount in excess of $14,000,000.

         1.3.  Certain Leases.  Effective on the Effective  Date,  clause (b) of section 9.10 of the Credit Agreement is amended by changing the amount "$5,000,000" which appears therein to "$12,000,000".

         SECTION 2.        AMENDMENTS TO OTHER CREDIT DOCUMENTS.

         2.1. Pledge Agreement. On the Effective Date, the Credit Parties named therein and the Collateral Agent shall enter into Amendment No. 3 to Pledge Agreement, substantially in the form attached hereto as Exhibit A ("Amendment No. 3 to Pledge Agreement"), and the additional stock to be pledged thereunder shall be pledged to the Collateral Agent as provided therein.

         2.2. Security Agreement. On the Effective Date, the Credit Parties named therein and the Collateral Agent shall enter into Amendment No. 3 to Security Agreement, substantially in the form attached hereto as Exhibit B ("Amendment No. 3 to Security Agreement").

         2.3. Subsidiary Guaranty. On the Effective Date, the Credit Parties named therein and the Administrative Agent shall enter into Amendment No. 3 to Subsidiary Guaranty, substantially in the form attached hereto as Exhibit C ("Amendment No. 3 to Subsidiary Guaranty").

         2.4.   Consent  to  Amendments.   The  Lenders  party  hereto  and  the
Administrative Agent hereby consent to the execution of Amendment No. 3 to Pledge Agreement, Amendment No. 3 to Security Agreement, and Amendment No. 3 to Subsidiary Guaranty, and the amendments effected thereby.

         2.5. Filings, Recordings, etc. Promptly following the Effective Date, the Borrower will at its expense cause and/or cooperate with the Collateral Agent in causing any and all UCC financing statements, notices of secured transactions and other filings and recordings considered by the Collateral Agent to be necessary or desirable in connection with the grant of the security interests pursuant to Amendment No. 3 to Pledge Agreement and Amendment No. 3 to Security Agreement to be executed, delivered, made, filed and/or otherwise effected.

         SECTION 3.        REPRESENTATIONS AND WARRANTIES.

         The Company represents and warrants as follows:

         3.1. Authorization, Validity and Binding Effect. This Amendment has been duly authorized by all necessary corporate action on the part of each Borrower, has been duly executed and delivered by a duly authorized officer or officers of each Borrower, and constitutes the valid and binding agreement of each Borrower, enforceable against such Borrower in accordance with its terms.

         3.2. Representations and Warranties True and Correct. The representations and warranties of the Company contained in the Credit Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, except as set forth on Schedule 1 hereto and except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

         3.3. No Event of Default, etc. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

         3.4. Compliance. Each Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party.

         SECTION 4.        RATIFICATIONS.

         Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

         SECTION 5.        BINDING EFFECT.

         This Amendment shall become effective on the date (the "Effective Date") the following conditions shall have been satisfied:

                  (a) this Amendment shall have been executed by each Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

                  (b) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts thereof as so executed shall have been delivered to the Administrative Agent;

                  (c)  the  Acknowledgment   appended  hereto  shall  have  been
         executed  by  the  Company  and  shall  have  been   delivered  to  the
         Administrative Agent;

                  (d) the Administrative Agent shall have been notified by Lenders constituting the Required Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution);

                  (e) Amendment No. 3 to Pledge Agreement, Amendment No. 3 to Security Agreement and Amendment No. 3 to Subsidiary Guaranty shall each have been duly executed and delivered and shall each be in full force and effect;

and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent, and each Lender and their respective permitted successors and assigns. After this Amendment becomes effective, the Administrative Agent will promptly furnish a copy of this Amendment to each Lender and the Company on behalf of each Borrower and confirm the specific Effective Date hereof.


         SECTION 6.        MISCELLANEOUS.

         6.1. Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of any Agent or any Lender to rely upon them.

         6.2. Reference to Credit Agreement. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         6.3. Expenses. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Company shall pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all reasonable costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

         6.4. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         6.5. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         6.6. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         6.7. Entire Agreement. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

         6.8. Counterparts. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.




               [The balance of this page is intentionally blank.]

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

                           SAFETY COMPONENTS INTERNATIONAL, INC.


                           By:________________________
                              Executive Vice President


                           AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL LIMITED


                           By:________________________
                              Executive Vice President


                           PHOENIX AIRBAG GmbH & CO. K.G., by its General Partner, Phoenix Airbag Verwaltungs GmbH


                           By:________________________
                              Attorney-in-Fact



                           KEYBANK NATIONAL ASSOCIATION,
                           individually and as Administrative Agent

                           By:________________________
                              Senior Vice President

                          Schedule 1 to Amendment No. 3
                               to Credit Agreement


         In connection with the merger of Valentec International Corporation, a former wholly-owned subsidiary of the Company, with and into Valentec International Corporation, LLC, a wholly-owned limited liability company of the Company ("Valentec LLC"), with Valentec LLC as the surviving company, Valentec LLC is in the process of refiling and/or amending certain applications to do business in various states.

                           ACKNOWLEDGMENT AND CONSENT


         For the avoidance of doubt, and without limitation of the intent and effect of sections 6 and 10 of the Subsidiary Guaranty (as such term is defined in the Credit Agreement referred to in the Amendment No. 3 to Credit Agreement (the "Amendment"), to which this Acknowledgment and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, and (ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment.

         Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders, the Administrative Agent, the Collateral Agent, and any Hedge Creditor (as defined in the Subsidiary Guaranty) which may be a third party beneficiary of the Subsidiary Guaranty, the Pledge Agreement, the Security Agreement or the Open-End Mortgage, Assignment of Leases and Security Agreement, in its capacity as such third party beneficiary under any Credit Document, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.


                           AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC.


                           By:________________________
                              Executive Vice President


                           ASCI HOLDINGS GERMANY (DE), INC.


                           By:________________________
                              Executive Vice President


                           ASCI HOLDINGS CZECH (DE), INC.


                           By:________________________
                              Executive Vice President


                           ASCI HOLDINGS MEXICO (DE), INC.


                           By:________________________
                              Executive Vice President

                           ASCI HOLDINGS U.K (DE), INC.


                           By:________________________
                              Executive Vice President


                           ASCI HOLDINGS ASIA (DE), INC.


                           By:________________________
                              Executive Vice President


                           VALENTEC SYSTEMS, INC.


                           By:________________________
                              Executive Vice President


                           GALION, INC.


                           By:________________________
                              Executive Vice President


                           VALENTEC INTERNATIONAL CORPORATION, LLC


                           By:________________________
                              Executive Vice President


                           SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC.


                           By:________________________
                              Executive Vice President


                           CSSC, INC.


                           By:________________________
                              Executive Vice President

                                 ACKNOWLEDGMENT

         The undersigned is a party to that certain Pledge Agreement dated as of May 21, 1997 made by the undersigned and the other pledgors party thereto in favor of KeyBank National Association, as Collateral Agent (as amended, the "Pledge Agreement"). The undersigned hereby unconditionally and irrevocably acknowledges (i) the pledge pursuant to the Pledge Agreement of its membership interest in Valentec International Corporation, LLC, a Delaware limited liability company ("Valentec"), successor by merger to Valentec International Corporation, a Delaware corporation, and that (ii) Valentec constitutes a Pledged Entity (as defined in the Pledge Agreement) and its membership interest in Valentec constitutes a Pleged Equity Interest (as defined in the Pledge Agreement) thereunder.

         Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment is for the benefit of the Lenders, the Administrative Agent, the Collateral Agent, and any Hedge Creditor (as defined in the Pledge Agreement) which may be a third party beneficiary of the Pledge Agreement, in its capacity as such third party beneficiary under any Credit Document, and their respective successors and assigns. No term or provision of this Acknowledgment may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of the undersigned.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Acknowledgment as of July 30, 1998.


                        SAFETY COMPONENTS INTERNATIONAL,INC.


                        By:________________________
                           Executive Vice President

                      -------------------------------------

                                    EXHIBIT A

                                     FORM OF
                       AMENDMENT NO. 3 TO PLEDGE AGREEMENT

                     -------------------------------------

                      -------------------------------------

                                    EXHIBIT B

                                     FORM OF
                      AMENDMENT NO. 3 TO SECURITY AGREEMENT

                      -------------------------------------

                      -------------------------------------

                                    EXHIBIT C

                                     FORM OF
                     AMENDMENT NO. 3 TO SUBSIDIARY GUARANTY

                      -------------------------------------

   -------------------------------------------------------------------------
                      SAFETY COMPONENTS INTERNATIONAL, INC.

                          PHOENIX AIRBAG GmbH & CO. KG

                                       And

               AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL LIMITED
                                  as Borrowers

                                       And

                            THE LENDERS NAMED HEREIN
                                   as Lenders

                                       And

                          KEYBANK NATIONAL ASSOCIATION
                             as Administrative Agent






                              ---------------------

                                 AMENDMENT NO. 3
                                   dated as of
                                  July 30, 1998

                                       to

                                CREDIT AGREEMENT
                                   dated as of
                                  May 21, 1997
                              ---------------------




   -------------------------------------------------------------------------

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